Exhibit 32.2

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES- OXLEY ACT OF 2002

I, James W. FitzGibbons, Controller and Chief Accounting Officer of International Power Group, Ltd. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.  This Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2007 as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 21, 2007

/s/ James W. FitzGibbons
James W. FitzGibbons Controller and Chief Accounting Officer
(Principal Financial Officer )